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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                          ---------------------------

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                       Date of Report: January 18, 2001
                       (Date of earliest event reported)


                           FEDERAL-MOGUL CORPORATION
                           -------------------------
             (Exact name of registrant as specified in its charter)


                                    Michigan
                                    --------
                 (State or other jurisdiction of incorporation)



        1-1511                                          38-0533580
        ------                                          ----------
(Commission File Number)                    (IRS Employer Identification Number)


26555 Northwestern Highway, Southfield, Michigan                48034
------------------------------------------------                -----
(Address of principal executive offices)                      (Zip Code)


                                 (248) 354-7700
                                 --------------
              (Registrant's telephone number, including area code)
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                    INFORMATION TO BE INCLUDED IN THE REPORT


Item 5.    Other Events

On December 29, 2000 Federal-Mogul Corporation completed its Fourth Amended and Restated Credit Agreement, which provides $350 million in additional financing to its pre-existing $1.7 billion senior credit facilities. Set forth as Exhibits to this 8-K are various documents and agreements entered into in connection with such credit agreement.



                                   SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  January 18, 2001


                              FEDERAL-MOGUL CORPORATION


                              By: /s/ James J. Zamoyski
                                  ---------------------------------
                                      James J. Zamoyski
                                      Senior Vice President and
                                        General Counsel



                                       2
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                                 EXHIBIT INDEX
                                 -------------


4.1 Third Supplemental Indenture dated as of December 29, 2000 to the Indenture dated as of August 12, 1994 among the Company, certain subsidiaries, as guarantors, and U.S. Bank Trust National Association (as successor to Continental Bank), as trustee.

4.2 Fourth Supplemental Indenture dated as of December 29, 2000 to the Indenture dated as of June 29, 1998 among the Company, certain subsidiaries, as guarantors and The Bank of New York, as trustee.

4.3 First Supplemental Indenture dated as of December 29, 2000 to the Indenture dated as of January 20, 1999 among the Company, certain subsidiaries, as guarantors and The Bank of New York, as trustee.

10.1 Fourth Amended and Restated Credit Agreement dated as of December 29, 2000 among the Company, certain foreign subsidiaries, certain banks and other financial institutions and The Chase Manhattan Bank, as administrative agent.

10.2 Amended and Restated Domestic Subsidiary Guarantee dated as of December 29, 2000 by certain subsidiaries of the Company in favor of The Chase Manhattan Bank, as administrative agent.

10.3 Guarantee by F-M UK Holding Limited in favor of The Chase Manhattan Bank, as administrative agent.

10.4 Trust Agreement dated as of December 29, 2000 among the Company, certain subsidiaries and Wilmington Trust Company, as trustee.

10.5 Second Amended and Restated Trust Agreement dated as of December 29, 2000 among the Company, certain subsidiaries and First Union National Bank, as trustee.

10.6 Second Amended and Restated Trust Agreement dated as of December 29, 2000 among the Company, certain subsidiaries and ABN AMRO Trust Company (Jersey) Limited, as trustee.

10.7 Second Amended and Restated Domestic Pledge Agreement among the Company and certain subsidiaries in favor of First Union National Bank, as trustee.

10.8 Security Agreement dated as of December 29, 2000 by the Company and certain subsidiaries in favor of Wilmington Trust Company, as trustee.

10.9 Form of Mortgage or Deed of Trust prepared for execution by the Company or any applicable subsidiaries.
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10.10  Contract of Indemnity dated as of December 29, 2000 by the Company and certain subsidiaries with respect to a surety bond issued by Travelers Casualty & Surety Company of America.

10.11 Contract of Indemnity dated as of December 29, 2000 by the Company and certain subsidiaries with respect to a surety bond issued by Travelers Casualty & Surety Company of America.

10.12 Contract of Indemnity dated as of December 29, 2000 by the Company and certain subsidiaries with respect to a surety bond issued by SAFECO Insurance Company of America.

10.13 Contract of Indemnity dated as of December 29, 2000 by the Company and certain subsidiaries with respect to a surety bond issued by National Fire Insurance Company of Hartford and Continental Casualty Company.